                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        PINNACLE BANKSHARES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

         Dear Fellow Shareholders:

                  You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation, the holding company for The First National Bank of Altavista. The meeting will be held on Tuesday, April 11, 2000, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The accompanying Notice and Proxy Statement describe the matters to be presented at the meeting. Enclosed is our 1999 Annual Report to Shareholders that will be reviewed at the Annual Meeting.

                  PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Whether or not you will be able to attend the Annual Meeting, it is important that your shares be represented and your vote recorded. The proxy may be revoked at any time before it is voted at the Annual Meeting.

                  We appreciate your continuing loyalty and support of The First National Bank of Altavista and Pinnacle Bankshares Corporation.


                                                      Sincerely,


                                                      /s/ Robert H. Gilliam, Jr.
                                                      Robert H. Gilliam, Jr.
                                                      PRESIDENT &
                                                      CHIEF EXECUTIVE OFFICER
         Altavista, Virginia
         March 10, 2000

                         PINNACLE BANKSHARES CORPORATION
                                622 BROAD STREET
                            ALTAVISTA, VIRGINIA 24517


                   -------------------------------------------
                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                   -------------------------------------------

                            TO BE HELD APRIL 11, 2000

         The 2000 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation (the "Company") will be held at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia, on Tuesday, April 11, 2000, at 11:30 a.m. for the following purposes:

           1. To elect four Class III directors to serve until the 2003 Annual Meeting of Shareholders, as described in the Proxy Statement accompanying this notice.

           2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on February 25, 2000, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                                    By Order of the Board of Directors


                                    /s/ Dawn P. Crusinberry
                                    Dawn P. Crusinberry
                                    SECRETARY

March 10, 2000

                                IMPORTANT NOTICE

         PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. SHAREHOLDERS ATTENDING THE MEETING MAY PERSONALLY VOTE ON ALL MATTERS WHICH ARE CONSIDERED, IN WHICH EVENT THE SIGNED PROXIES ARE REVOKED.

                         PINNACLE BANKSHARES CORPORATION
                                622 BROAD STREET
                            ALTAVISTA, VIRGINIA 24517

                                 PROXY STATEMENT
                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 11, 2000


                                     GENERAL

         The following information is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Pinnacle Bankshares Corporation (the "Company") to be held Tuesday, April 11, 2000, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The approximate mailing date of this Proxy Statement and accompanying proxy is March 10, 2000.

REVOCATION AND VOTING OF PROXIES

         Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR proposal 1, as set forth in the accompanying notice and further described herein.

VOTING RIGHTS OF SHAREHOLDERS

         Only those shareholders of record at the close of business on February 25, 2000, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting is 720,096. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of Company Common Stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether such proposals have been approved and therefore have no effect.

SOLICITATION OF PROXIES

         The cost of solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mails, except that officers and regular employees of the Company and The First National Bank of Altavista (the "Bank") may make solicitations of proxies by telephone, telegram, special letter, or by special call, acting without compensation other than regular compensation. It is contemplated that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their charges and expenses in this connection.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         To the Company's knowledge, no shareholder of the Company owns 5% or more of the outstanding common stock. For information regarding securities ownership by members of the Company's Board of Directors and management, please see "Election of Directors" below.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Company's Board is divided into three classes (I, II, and III) of directors. The term of office for Class III directors will expire at the Annual Meeting. Four persons named below, each of whom currently serves as a director of the Company, will be nominated to serve as a Class III director. If elected, the Class III nominees will serve until the 2003 Annual Meeting of Shareholders. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Company's Board believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the Company's Board.

         Certain information concerning the nominees for election at the Annual Meeting is set forth below, as well as certain information about the Class I and Class II directors who will continue in office.


                                                                                               COMMON
                                                                                              SHARES OF       OWNERSHIP AS A
                                                                            DIRECTOR OF        COMPANY        PERCENTAGE OF
          NAME (AGE) AND                     PRINCIPAL OCCUPATION             COMPANY       BENEFICIALLY       COMMON STOCK
              ADDRESS                          LAST FIVE YEARS               SINCE (1)      OWNED (2)(3)       OUTSTANDING
              -------                          ---------------               ---------      ------------       -----------


CLASS III DIRECTORS (NOMINEES) (SERVING UNTIL THE 2003 ANNUAL MEETING)

       Warren G. Lowder (46)           Vice President, Secretary & CFO          1999(5)         600                 *
        Altavista, Virginia                 The Lane Company, Inc.

    Herman P. Rogers, Jr. (56)                  Plant Manager                   1997          1,584(7)              *
        Altavista, Virginia                  BGF Industries, Inc.

      Carroll E. Shelton (49)               Senior Vice President               1990          4,760(8)              *
          Hurt, Virginia                   The First National Bank
                                                of Altavista

        John L. Waller (56)                    Owner & Operator                 1989          1,728(9)              *
          Hurt, Virginia                      Waller Farms, Inc.

CLASS I DIRECTORS (SERVING UNTIL THE 2001 ANNUAL MEETING)

      A. Willard Arthur (54)                Chairman and Secretary              1998            406                 *
        Rustburg, Virginia             Marvin V. Templeton & Sons, Inc.

         John P. Erb (56)                  Assistant Superintendent             1989          1,982(12)             *
        Altavista, Virginia                Campbell County Schools

    Robert H. Gilliam, Jr. (54)                President & CEO                  1979          7,202(10)           1.00%
      Lynch Station, Virginia              The First National Bank
                                                 Of Altavista

      R. B. Hancock, Jr. (49)                 President & Owner                 1994          1,986(11)             *
       Huddleston, Virginia                R.B.H., Inc. d/b/a Napa
                                                 Auto Parts

CLASS II DIRECTORS (SERVING UNTIL THE 2002 ANNUAL MEETING)

    Alvah P. Bohannon, III (52)                   President                     1985          1,950                 *
        Altavista, Virginia                 Altavista Motors, Inc.

     James E. Burton, IV (43)             Vice President, Operations            1998          4,647(4)              *
        Lynchburg, Virginia            Marvin V. Templeton & Sons, Inc.

      James P. Kent, Jr. (60)                      Partner                      1980         10,451(6)            1.45%
          Hurt, Virginia                         Kent & Kent


        Percy O. Moore (66)                        Retired                      1989          1,701(7)              *
        Altavista, Virginia                    Customer Service
                                                  Supervisor

All directors and executive                                                                  40,436               5.62%
officers as a group (13 persons)

------------------
* Less than 1.0%; based on total outstanding shares of 720,096 shares as of the date of this Proxy Statement. (1) Reflects year that director initially served on the Board of the Bank, the Company's sole subsidiary.
         Effective May 1, 1997, the Company became the holding company for the Bank.
(2) For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(3) Includes shares held by affiliated corporations, close relatives, and children, and shares held jointly with spouses or as custodians or trustees for children.
(4) 320 of the reported shares held solely in spouse's name and 3,059 shares held as custodian for minor children.
(5) Pursuant to the Bylaws of the Company and the Bank, Mr. Lowder was elected to the respective Boards as a Director of the Company and the Bank on September 13, 1999.
(6)      930 of the reported shares held solely in spouse's name.
(7)      Shares held jointly with spouse.
(8) 3,160 shares are held jointly with spouse; and includes 1,600 shares which represents shares that Mr. Shelton has the option to purchase as of May 1, 1999 under the 1997 Incentive Stock Option.
(9) 79 of the reported shares held in name of majority children living at home.
(10) Includes 2,400 shares which represents shares that Mr. Gilliam has the option to purchase as of May 1, 1999 under the 1997 Incentive Stock Option.
(11) 1,701 of the reported shares held jointly with spouse and 284 of the reported shares held in name of majority child living at home.
(12) 1,972 of the reported shares held jointly with spouse and 10 of the reported shares held in name of majority child living at home.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors conducts its business through meetings of the Company's Board and through committees of the Bank's Board, certain of which are set forth below. The Company became the holding company for the Bank in May 1997, and currently, the Bank's committees make recommendations to the Company's Board regarding the audit, personnel and nominating functions. During calendar year 1999, the Company's Board of Directors held 8 meetings and the Bank's Board of Directors held 12 meetings. No director attended fewer than 75 percent of the total meetings of the Company's and the Bank's Boards of Directors and the Bank committees on which he or she served during this period.

         AUDIT COMMITTEE. The Bank's Audit Committee meets to review reports of the Bank's internal auditor who reports directly to the Audit Committee and reviews the annual report of the Company's independent auditors. Members of the Audit Committee are Messrs. Bohannon, Finch, Hancock, Moore, Burton and Waller, and they met 5 times in 1999.

         PERSONNEL COMMITTEE. The Bank's Personnel Committee reviews officer and employee compensation and employee benefit plans and makes recommendations to the Board concerning such matters. The Personnel Committee makes recommendations as to the employment of officers of the Bank. Members of the Personnel Committee are Messrs. Erb, Hancock, Rogers, Arthur and Gilliam, and they met 4 times in 1999.

         NOMINATING COMMITTEE. The Nominating Committee's duties include consideration of candidates for board election. The Nominating Committee makes a recommendation to the Board concerning candidates for any vacancy that may occur and the entire Board then determines which candidate(s) should be nominated for the shareholders' approval. Members of the Nominating Committee are Messrs. Erb, Bohannon, Kent, and Gilliam, and they met 3 times in 1999. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Bank's shareholders for nominees, nor has it established any procedures for this purpose.

TRANSACTIONS WITH MANAGEMENT

         Directors and officers of the Bank and persons with whom they are associated have had, and expect to have in the future, banking transactions with the Bank in the ordinary course of their businesses. In the opinion of management of the Bank, all such loans and commitments for loans were made on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the same time for comparable transactions with other persons, were made in the ordinary course of business, and do not involve more than a normal risk of collectibility or present other unfavorable features.

DIRECTORS' FEES

         All directors of the Company received an annual retainer of $1,000 in 1999. Directors of the Bank received an annual retainer of $3,500 in 1999 and, in addition, the outside directors received $200.00 for each committee meeting attended.

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

         As of December 31, 1999, borrowing by all policy-making officers, directors, principal shareholders and their associates amounted to $2,765,000 or 18%, of total capital. The maximum aggregate amount of such indebtedness during 1999 was $2,765,000, or 18% of total year-end capital. These loans were made in the ordinary course of the Bank's business, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risks of collectibility or present other unfavorable features. The Bank expects to have in the future similar banking transactions with officers, directors, principal shareholders and their associates.

                             EXECUTIVE COMPENSATION

         The following table provides information concerning Mr. Gilliam, President and CEO, the only executive officer of the Company whose compensation exceeded $100,000 for any year in the three-year period ended December 31, 1999. All compensation, other than director fees for members of the Company's Board of Directors, was paid by the Bank, the Company's wholly-owned subsidiary.


                           SUMMARY COMPENSATION TABLE


                                                                           LONG-TERM
                                            ANNUAL COMPENSATION           COMPENSATION
                                            -------------------           ------------
   NAME AND PRINCIPAL
   -------------------                                                     OPTIONS                  ALL OTHER
        POSITION              YEAR      SALARY($)(1)     BONUS($)         GRANTED (#)           COMPENSATION ($)(2)
        --------              ----      ------------     --------         -----------           -------------------

Robert H. Gilliam, Jr.        1999         129,500        11,250               -                      1,364
PRESIDENT & CHIEF             1998         124,250        12,000               -                      2,087
EXECUTIVE OFFICER             1997         118,250        13,800             6,000                    1,724

---------------------------

(1) Includes a Board retainer of $4,500 in 1999, $4,250 in 1998, and $3,250 in 1997.
(2) Cost (based on IRS uniform cost table) of more than $50,000 of group-term life insurance provided by employer.

STOCK OPTIONS

         No options were granted to Mr. Gilliam during 1999 or 1998. Mr. Gilliam was granted 6,000 options during fiscal year 1997. These options vest over a five year period, have an exercise price of $20 per share and expire December 30, 2007.

          The following table reflects certain information regarding the exercise of stock options during the year ended December 31, 1999, as well as information with respect to unexpected options held at such date by Mr. Gilliam.



                                                                                   YEAR-END OPTION VALUES
                                                                                   ----------------------
                                         OPTIONS EXERCISED                                   VALUE OF UNEXERCISED "IN
                                 ------------------------------     NUMBER OF UNEXERCISED       THE MONEY" OPTIONS AT
                                    SHARES                             OPTIONS AT YEAR             YEAR END($)(1)
                                 ACQUIRED ON          VALUE          END(#) EXERCISABLE/            EXERCISABLE/
            NAME                 EXERCISED(#)       REALIZED($)         UNEXERCISABLE              UNEXERCISABLE
            ----                 ------------       -----------         -------------              -------------


Robert H. Gilliam, Jr.                 0                  0                2,400/3,600              32,700/49,050

------------------
(1) Calculated as the difference between the current market value and the exercise price of the options. Assumes a current market value of $33.625 per share, as of December 31, 1999.


EMPLOYEE BENEFIT PLANS

         RETIREMENT PLAN. The Bank maintains a Non-Contributory Defined Benefit Retirement Plan (the "Retirement Plan") covering substantially all employees who have reached the age of 21 and have been fully employed for at least one year. The Retirement Plan, sponsored by the Virginia Bankers Association, provides participants with retirement benefits related to salary and years of credited service. Employees become vested after five plan years of service, and the normal retirement date is the plan anniversary date nearest the employee's 65th birthday. The Retirement Plan does not cover directors who are not active officers. The amount expensed for the Retirement Plan during the year ended December 31, 1999, was $141,226.

         The following table shows the estimated annual retirement benefits payable to employees in the average annual salary and years of service classifications set forth below assuming retirement at the normal retirement age of 65.

ANNUAL RETIREMENT BENEFIT:          First National Bank of Altavista


          Five-Year
        Average Salary                                             YEARS OF SERVICE
        --------------                                             ----------------
                                     10             15             20             25             30            35
                                     --             --             --             --             --            --

         25,000                     3,750          5,625          7,500          9,375         11,250        12,188
         40,000                     6,525          9,788         13,050         16,313         19,575        21,338
         55,000                     9,900         14,850         19,800         24,750         29,700        32,588
         75,000                    14,400         21,600         28,800         36,000         43,200        47,588
         100,000                   20,025         30,038         40,050         50,063         60,075        66,338
         125,000                   25,650         38,475         51,300         64,125         76,950        85,088
         150,000                   31,275         46,913         62,550         78,188         93,835       103,838
         175,000                   36,900         55,350         73,800         92,250        110,700       122,588
         200,000                   42,525         63,788         85,050         106,313       127,575       141,338

         Benefits under the Retirement Plan are based on a straight life annuity assuming full benefit at age 65, no offsets, and covered compensation of $33,000 for a person age 65 in 1999. Compensation for 1999 was limited to $160,000 by the Internal Revenue Code. The estimated annual benefit payable under the Retirement Plan upon retirement is $69,423 for Mr. Gilliam, credited with 40 years of service. Benefits are estimated on the basis that he will continue to receive, until age 65, covered salary in the same amount paid in 1999.

         PROFIT SHARING/401(K) PLAN. The Bank adopted a Defined Contribution Profit Sharing Thrift Plan (the "Thrift Plan") effective January 1, 1997. The Thrift Plan, sponsored by the Virginia Bankers Association, includes a 401(k) savings provision which authorizes a maximum voluntary salary deferral of up to 15% of compensation, subject to statutory limitations. All full-time employees who have reached the age of 21 with at least six months of service are eligible to participate. Contributions and earnings, which are tax-deferred, may be invested in various investment vehicles offered through the Virginia Bankers Association. The profit sharing arrangement allows for employer contributions in such amount, if any, which the Board of Directors shall determine. Employees become 100% vested in any employer contributions which may be made after five plan years of service. The Bank made no contributions to the Thrift Plan for the year ended December 31, 1999.

         INCENTIVE STOCK OPTION PLAN. The Company adopted the 1997 Incentive Stock Plan (the "Incentive Plan") effective May 1, 1997. The Incentive Plan makes available up to 25,000 shares of common stock for awards to key employees of the Company and its subsidiaries in the form of stock options, stock appreciation rights, and restricted stock (collectively, "Awards"). The purpose of the Incentive Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value. The Incentive Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

         Under the terms of the Incentive Plan, the non-employee directors of the Personnel Committee of the Board of Directors of the Bank (the "Committee") will administer the plan. No director may serve as a member of the Committee if he is eligible to participate in the Incentive Plan or was at any time within one year prior to his appointment to the Committee eligible to participate in the Incentive Plan. The Committee will have the power to determine the key employees to whom Awards shall be made.

         Each Award under the Incentive Plan will be made pursuant to a written agreement between the Company and the recipient of the Award (the "Agreement"). In administering the Incentive Plan, the Committee will have the authority, subject to approval, amendment and modification by the Board of Directors of the Company, to determine the terms and conditions upon which Awards may be made and exercised, to determine terms and provisions of each Agreement, to construe and interpret the Incentive Plan and the Agreements, to establish, amend, or waive rules or regulations for the Incentive Plan's administration, to accelerate the exercisability of any Award, the end of any performance period, or termination of any period of restriction, and to make all other determinations and take all other actions necessary or advisable for the administration of the Incentive Plan.

         The Board may terminate, amend, or modify the Incentive Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Internal Revenue Code of 1986, as amended (the "Code"), the rules and regulations under
Section 16 of the Securities Exchange Act of 1934 or pursuant to any other applicable laws, rules, or regulations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires directors, executive officers and 10% beneficial owners of the Company's Common Stock to file reports concerning their ownership of Common Stock. The Company believes that its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during 1999.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                             INDEPENDENT ACCOUNTANTS

         KPMG LLP, served as the Company's independent accountants for the year ended December 31, 1999. No accountants have been selected by the Board to act as the Company's independent accountants for the year ending December 31, 2000. The Board will make that selection later in the year. A representative of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.


                                 OTHER BUSINESS

         As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Proposals of shareholders intended to be presented at the 2001 Annual Meeting must be received by the Company no later than November 5, 2000. Under applicable law, the Board of Directors need not include an otherwise appropriate shareholder proposal (including any shareholder nominations for director candidates) in its proxy statement or form of proxy for that meeting unless the proposal is received by the Company's Secretary, at the Company's principal office in Altavista, Virginia, on or before the date set forth above.

                                    By Order of the Board of Directors

                                    /s/ Dawn P. Crusinberry
                                    Dawn P. Crusinberry
                                    SECRETARY

Altavista, Virginia
March 10, 2000




         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB REPORT (INCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1999, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST DIRECTED TO THE COMPANY'S SECRETARY AS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

[X] PLEASE MARK VOTES             RECOVABLE PROXY
    AS IN THIS EXAMPLE    PINNACLE BANKSHARES CORPORATION


                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 11, 2000

  The undersigned shareholder of Pinnacle Bankshares Corporation (the "Corporation") hereby appoints Gil Cothran, E. H. Frazier, Jr. and Henry S. Pittard as proxies, such persons being duly appointed by the Board of Directors with the power to appoint an appropriate substitute, to cast all votes that the undersigned shareholder is entitled to cast at the annual meeting of shareholders (the "Annual Meeting") to be held at 11:30 a.m. Eastern Time, on Tuesday, April 11, 2000, at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia and at any adjournments thereof, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.



  Please be sure to sign and date  Date
  this Proxy in the box below.



   Stockholder sign above.         Co-holder (if any) sign above



  1. To elect four Class III directors             With-    For All
     for three-year terms (Proposal 1):     For    hold     Except
                                            [ ]     [ ]      [ ]

Nominees:   Warren G. Lowder
            Herman P. Rogers,Jr.
            Carroll E. Shelton
            John L. Waller

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name of the nominee(s) in the space provided below.


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  2. The Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournments of the meeting, in accordance with the determination of a majority of the Corporation's Board of Directors.


Please check box if you plan to attend the
April 11, 2000 Annual Stockholders Meeting.        [ ]
                 Number Attending                  [ ]

  The proxy will be voted as directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted FOR the election of the nominees listed in Proposal 1, and in accordance with the determination of a majority of the Board of Directors as to any other matters. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Corporation either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.



   Detach above card, sign, date and mail in postage paid envelope provided.
                        PINNACLE BANKSHARES CORPORATION

  Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

                              PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY